UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2015

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on September 14, 2015 (the “Prior Report”) by SPX Corporation (the “Company”). In accordance with Instruction 2 to Form 8-K, the Prior Report omitted the information called for in Item 5.02(c) with respect to the material terms of (i) Eugene Joseph Lowe, III’s compensation as the Company’s President and Chief Executive Officer and (ii) Scott William Sproule’s compensation as the Company’s Vice President, Chief Financial Officer and Treasurer.  This Amendment No. 1 on Form 8-K/A is filed to add the material terms of the compensation for Messrs. Lowe and Sproule from the Company relating to their appointment, as well as a description of the material agreements that Messrs. Lowe and Sproule, as well as other executive officers of the Company, will enter into.

As previously disclosed on the Prior Report, on September 8, 2015, the Board of Directors of the Company (the “Board”) appointed Eugene Joseph Lowe, III as President and Chief Executive Officer of the Company and Scott William Sproule as Vice President, Chief Financial Officer and Treasurer of the Company, in both cases contingent on and effective upon completion of the spin-off. At the time, no compensatory arrangements had been entered into with Messrs. Lowe and Sproule in connection with their respective appointments.

Compensation Decisions

On September 28, 2015, the Board approved Mr. Lowe’s annual base salary and target bonus amount and the Compensation Committee (the “Committee”) of the Board approved Mr. Sproule’s annual base salary and target bonus amount. Mr. Lowe’s annual base salary will be $775,000 and his target annual bonus opportunity will be 100% of his annual base salary. Mr. Sproule’s annual base salary will be $410,000 and his target annual bonus opportunity will be 70% of his annual base salary.

The Committee also approved a retention program in which Messrs. Lowe and Sproule may be eligible to participate and delegated to the Committee Chair the authority to approve the issue date and officer award levels. As of the date of this report, the final terms of the retention program are not known and, once determined, the material terms of such arrangements will be disclosed in a subsequent filing.

Eugene Lowe Employment Agreement

On September 28, 2015, the Committee recommended and the Board approved an employment agreement (the “Lowe Employment Agreement”) for Eugene Joseph Lowe, III, the Company’s President and Chief Executive Officer, which will have an initial term ending December 31, 2017, subject to one-year automatic renewals unless either Mr. Lowe or the Company delivers written notice of an intention not to extend the term. The term of the Lowe Employment Agreement will also be extended until at least the second anniversary of a change of control, if a change of control occurs during the term. The Lowe Employment Agreement provides that Mr. Lowe will serve as the Company’s President and Chief Executive Officer, with an initial base salary of $775,000 and an annual target bonus opportunity of up to 100% of Mr. Lowe’s annual base salary. Mr. Lowe will participate in the same employee benefit programs as similarly situated officers of the Company and he will be reimbursed for annual income tax return preparation and financial planning in an amount not to exceed $40,000 per year.

If Mr. Lowe terminates employment with the Company for “good reason” or the Company terminates his employment without “cause,” subject to the execution of a release, he will be entitled to: (i) an amount equal to two times his base salary plus two times his annual incentive bonus (as determined in accordance with the Lowe Employment Agreement); (ii) continued coverage under the Company’s medical, dental and vision through the second anniversary of his termination of employment or, if earlier, until the executive receives substantially comparable benefits from a subsequent employer (including an employer of spouse); (iii) the period following the termination of employment through the end of the then current employment term will continue to count for purposes of determining Mr. Lowe’s age and service with the Company with respect to eligibility, vesting and the amount of benefits under the Company’s benefit plans, (iv) executive perquisites on the same basis on which he was receiving such perquisites prior to termination of employment through December 31 of the calendar year that includes the second anniversary of the termination of employment; (v) outplacement services not to exceed $50,000; and (vi)

reimbursement of any premiums on individual life insurance policy coverage through the second anniversary of his termination of employment. In addition, if Mr. Lowe’s employment is terminated for any of the reasons set forth in the prior sentence, all of his unvested equity awards that would have vested during the period through the second anniversary of the termination of Mr. Lowe’s employment will vest immediately (subject, under certain circumstances, to the achievement of specified performance goals) and any vested stock options will remain exercisable until the earlier of the second anniversary of Mr. Lowe’s termination of employment and the expiration of the applicable stock option.  If the Company gives written notice of non-renewal of the Lowe Employment Agreement to Mr. Lowe effective December 31 of the applicable year, he may resign his employment during the thirty day period prior to such December 31 (and continue to work through such date) and receive a payment equal to one year of base salary, one times his annual incentive bonus (determined in accordance with the Lowe Employment Agreement), the annual bonus earned, if any, for the year during which the termination of employment occurred and continued coverage under the Company’s medical, dental and vision benefits through the first anniversary of such December 31.  To the extent Mr. Lowe receives payments or benefits pursuant to the Lowe COC Agreement (as defined below), such benefits will replace the payments or benefits under the Lowe Employment Agreement to the extent such payments or benefits otherwise clearly would be duplicative.  In addition, the Lowe Employment Agreement provides that during Mr. Lowe’s employment with the Company and for a two-year period following the termination of his employment with the Company for any reason, Mr. Lowe will be subject to covenants not to compete and not to solicit employees or clients of the Company.

The foregoing description of the Lowe Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Lowe Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Severance Benefit Agreements

On September 28, 2015, the Committee approved a form of severance benefit agreement for the Company’s executive officers (other than Mr. Lowe), including Mr. Sproule (each a “Severance Agreement”). Each Severance Agreement to be entered into with the Company’s executive officers will have a term that ends on December 31, 2017, subject to one-year automatic renewals unless either the executive or the Company delivers written notice of the executive’s or the Company’s intention not to extend the agreement. The term of the Severance Agreement will be extended to at least two years following a change of control if a change of control occurs during the term of the Severance Agreement.

In the event that the Company terminates the executive’s employment other than for cause, death or disability, or the executive resigns with good reason, subject to the execution of a release, the executive will be entitled to the following: (i) one times the executive’s annual base salary, plus one times the executive’s annual incentive bonus (as determined in accordance with the Severance Agreement); (ii) continued coverage under the Company’s medical, dental and vision through the first anniversary of the executive’s termination of employment or, if earlier, until the executive receives substantially comparable benefits from a subsequent employer (including an employer of spouse); (iii) the one year period following the termination of employment will continue to count for purposes of determining the executive’s age and service with the Company with respect to eligibility, vesting and the amount of benefits under the Company’s benefit plans, (iv) perquisites on the same basis on which the executive was receiving such perquisites prior to the executive’s termination of employment through December 31 of the calendar year that includes the first anniversary of the termination of employment; (v) outplacement services not to exceed $35,000; and (vi) reimbursement of any premiums on individual life insurance policy coverage through the first anniversary of the executive’s termination of employment.  If the Company gives written notice of non-renewal of a Severance Agreement to the executive effective December 31 of the applicable year, the executive may resign his or her employment during the thirty day period prior to such December 31 (and continue to work through such date) and receive a payment equal to six months of base salary, one-half of the executive’s annual incentive bonus (determined in accordance with the Severance Agreement), the annual bonus earned, if any, for the year during which the termination of employment occurred and continued coverage under the Company’s medical, dental and vision benefits through the date that is six months following such December 31.  In addition, all unvested equity awards that would have vested during the period through the first anniversary of the date of the executive’s employment termination will vest immediately (subject, under certain circumstances, to the achievement of specified performance goals) and any vested stock options will remain exercisable until the earlier of the second anniversary of the executive’s termination of employment and the expiration of the applicable stock option.  To the extent the executive receives payments or benefits pursuant to the COC Agreement (as defined below), such payments or benefits will replace the benefits under the Severance Agreement to the extent such payments or benefits otherwise clearly would be duplicative.  The Severance Agreement provides that during the executive’s employment with the Company and for a one-year period following the termination of the executive’s employment with the company for any reason, the executive will be subject to covenants not to compete and not to solicit employees or clients of the Company.

The foregoing description of the Severance Agreements is not complete and is qualified in its entirety by reference to the full text of the Severance Agreements, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Change of Control Agreements

On September 28, 2015, the Committee approved change of control agreements to be entered into with each of its executive officers (each, a “COC Agreement”), including Mr. Sproule and Mr. Lowe (the “Lowe COC Agreement”), which have an initial term ending December 31, 2017, subject to one-year automatic renewals unless either the executive or the Company delivers written notice of the executive’s or the Company’s intention not to extend the term of the COC Agreement.  If a change of control occurs during the term of the COC Agreement, the then current term will be extended to the second anniversary of the change of control.

In the event the executive’s employment terminates during the term of the COC Agreement and following a change of control other than because of death, disability, retirement, cause or the executive resigns with good reason, in addition to the accrued benefits provided by the COC Agreement or Lowe COC Agreement, as applicable, the executive shall receive, subject to the execution of a release, the following: (i) annual base salary multiplied by two (for Mr. Lowe, multiplied by three); (ii) an amount equal to two times (for Mr. Lowe, three times) the executive’s annual incentive bonus (as determined in accordance with the COC Agreement or the Lowe COC Agreement, as applicable); (iii) continued coverage under the Company’s medical, dental and vision through the second anniversary of the date the executive’s employment terminates (for Mr. Lowe, through the third anniversary) or, if earlier, until the executive receives substantially comparable benefits from a subsequent employer (including an employer of spouse); (iv) reimbursement of any premiums on individual life insurance policy coverage through the second anniversary of the executive’s Date of Termination (for Mr. Lowe, through the third anniversary); (v) indemnification by the Company; and (vi) outplacement services not to exceed $35,000 (for Mr. Lowe, $50,000). In addition, all unvested stock options will immediately vest and any vested stock option will remain exercisable for the lesser of two years (for Mr. Lowe, three years) following the date of the termination of employment and the expiration of the applicable stock option, and any contractual restrictions placed on shares of restricted stock or other equity-based compensation awards shall lapse.  In addition, the COC Agreements and the Lowe COC Agreement each provide that the agreements in no way limit or eliminate the executive’s covenants and obligations with respect to the restrictive covenants set forth in the applicable Severance Agreement or Lowe Employment Agreement, as applicable, or any standalone non-compete agreement entered into by an executive and that payments and benefits received pursuant to a COC Agreement or the Lowe COC Agreement, as applicable, will be subject to compliance with such restrictive covenants.

The foregoing description of the COC Agreement and the Lowe COC Agreement is not complete and is qualified in its entirety by reference to the full text of the COC Agreement and the Lowe COC Agreement, which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement between Eugene Joseph Lowe, III and SPX Corporation
10.2	Form of Severance Benefit Agreement
10.3	Form of Change of Control Agreement with SPX Corporation
10.4	Change of Control Agreement between Eugene Joseph Lowe, III and SPX Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: October 1, 2015	By:	/s/
John W. Nurkin
Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement between Eugene Joseph Lowe, III and SPX Corporation
10.2	Form of Severance Benefit Agreement
10.3	Form of Change of Control Agreement with SPX Corporation
10.4	Change of Control Agreement between Eugene Joseph Lowe, III and SPX Corporation